UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020 (October 27, 2020)

GATOS SILVER, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39649 (Commission File Number)	27-2654848 (I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 600 Greenwood Village, CO (Address of principal executive offices)	80111 (Zip Code)

Registrant’s telephone number, including area code: (303) 784-5350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GATO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the initial public offering by Gatos Silver, Inc. (the “Company”) of its common stock, par value $0.001 per share (the “Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-249224), as amended (the “Registration Statement”), the following agreements were entered into:

1.	Management Services Agreement dated October 30, 2020, between the Company and Silver Opportunity Partners Corporation (the “Management Services Agreement”);

2.	Shareholders Agreement dated October 30, 2020, by and among the Company and the stockholders that are signatories thereto (the “Shareholders Agreement”); and

3.	Registration Rights Agreement dated October 30, 2020, by and among the Company and the stockholders that are signatories thereto (the “Registration Rights Agreement”).

The Management Services Agreement, the Shareholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms described in the Registration Statement.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On October 30, 2020, in connection with the Company’s initial public offering, the Company’s outstanding convertible notes, including accrued but unpaid interest, became due and payable. As of September 30, 2020, the Company had issued $15,000 thousand aggregate principal amount of convertible notes and there was $187 thousand in accrued but unpaid interest. On October 27, 2020, the Company exercised its option to convert the outstanding principal amount of convertible notes plus $187 thousand in accrued but unpaid interest into an aggregate of 2,712,003 shares of Common Stock. The shares of Common Stock were issued on October 30, 2020. The conversion of the outstanding convertible notes and accrued but unpaid interest into shares of Common Stock was deemed a repayment of such convertible notes and accrued but unpaid interest. The remaining accrued but unpaid interest is expected to be paid in cash.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 5.03 with respect to the Certificate of Incorporation is incorporated by reference into this Item 3.02. Upon the filing of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, each one share of the Company’s common stock prior to the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware was exchanged for 0.394057448219062 validly issued, fully-paid and non-assessable shares of Common Stock and 0.105942551780938 shares of validly issued, fully-paid and non-assessable shares of the common stock, par value $0.001 per share, of Silver Opportunity Partners Corporation. The Company distributed an aggregate of 31,779,512 shares of Common Stock to the Company’s existing shareholders, which include certain members of the Company’s management and board of directors. The shares were distributed in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that the transaction did not involve a public offering.

The information included in Item 2.04 with respect to the conversion of the outstanding convertible notes and accrued but unpaid interest into shares of Common Stock is incorporated by reference into this Item 3.02. The Company issued an aggregate of 2,712,003 shares of Common Stock upon the conversion of the outstanding convertible notes and accrued but unpaid interest. The shares were issued in reliance on the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that the transaction did not involve a public offering.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2020, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation amends and restates the Company’s certificate of incorporation in its entirety to, among other things, (i) provide that each one share of the Company’s common stock prior to the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware be exchanged for 0.394057448219062 validly issued, fully-paid and non-assessable shares of Common Stock and 0.105942551780938 shares of validly issued, fully-paid and non-assessable shares of the common stock, par value $0.001 per share, of Silver Opportunity Partners Corporation and (ii) change the Company’s name to Gatos Silver, Inc. The foregoing description of the amendments made by the Certificate of Incorporation is qualified in its entirety by reference to the Certificate of Incorporation. Each of the Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01. Other Events.

On October 27, 2020, the Company announced the pricing of the initial public offering of 21,430,000 shares of its common stock at a price to the public of $7.00 per share. In addition, the Company granted the underwriters a 30-day option to purchase up to 3,214,500 additional shares of common stock at the public offering price, less underwriting discounts and commissions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

On October 30, 2020, the Company announced the closing of its initial public offering described above. A copy of the Company’s press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein in its entirety. The underwriters have not exercised their option to purchase additional shares of common stock as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Gatos Silver, Inc.
3.2	Amended and Restated Bylaws of Gatos Silver, Inc.
10.1	Management Services Agreement dated October 30, 2020, between the Company and Silver Opportunity Partners Corporation
10.2	Shareholders Agreement dated October 30, 2020, by and among the Company and the stockholders that are signatories thereto
10.3	Registration Rights Agreement dated October 30, 2020, by and among the Company and the stockholders that are signatories thereto
99.1	Press Release dated October 27, 2020
99.2	Press Release dated October 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATOS SILVER, INC.

Date: October 30, 2020	By:	/s/ Roger Johnson
Roger Johnson
Chief Financial Officer